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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of  1934


               Date of Report (Date of earliest event reported):
                                August 20, 1996



                               CFSB BANCORP, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                       0-18609                     38-2920051
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
Incorporation or Organization)      File Number)             Identification No.)



               112 East Allegan Street, Lansing, Michigan   48933
              (Address of Principal Executive Offices) (Zip Code)



              Registrant's telephone number, including area code:
                                 (517) 371-2911



                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

On August 20, 1996, the registrant's Board of Directors approved a ten percent common stock dividend. The common stock dividend will be distributed September 12, 1996, to stockholders of record as of August 30, 1996. The common stock dividend increases the outstanding common stock of the registrant by ten percent to approximately 4.9 million shares. Stockholders of record will receive one share of common stock for each ten shares held. For information regarding the ten percent stock dividend, reference is made to the registrant's press release dated August 21, 1996, which is attached hereto as Exhibit 28.1 and incorporated herein by reference.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit 28.1 - Press Release dated August 21, 1996.
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                               CFSB BANCORP, INC.

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CFSB Bancorp, Inc.
                                                      (Registrant)


Date:  August 21, 1996                                By: /s/ Robert H. Becker
                                                         -----------------------
                                                         Robert H. Becker
                                                         President and
                                                         Chief Executive Officer

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                                Exhibit Index
                                -------------



Exhibit Number                                    Description
- --------------                                    -----------

     28.1                                      Press Release dated
                                                  August 21, 1996